EXHIBIT B

Multi-Class Funds Covered under Combined Rule 18f-3 Multi-Class Plan

(Amended as of August 10, 2006)

Variable NAV Funds

	Class A	Class B	Class C	Select	Institutional	Ultra	Class M	Investor	Class R
Highbridge Statistical Market Neutral Fund	X		X	X	X
JPMorgan Asia Equity Fund*	X			X	X
JPMorgan Bond Fund	X	X	X	X	X	X
JPMorgan California Tax Free Bond Fund	X	X	X	X	X
JPMorgan Capital Growth Fund	X	X	X	X
JPMorgan Disciplined Equity Fund	X			X	X	X
JPMorgan Diversified Fund	X	X	X	X	X
JPMorgan Dynamic Small Cap Fund	X	X	X	X
JPMorgan Emerging Markets Debt Fund*	X		X	X					X
JPMorgan Emerging Markets Equity Fund*	X	X	X	X	X
JPMorgan Enhanced Income Fund^	X			X	X
JPMorgan Growth and Income Fund	X	X	X	X
JPMorgan Intermediate Tax Free Bond Fund	X	X	X	X	X
JPMorgan International Equity Fund*	X	X	X	X	X				X
JPMorgan International Growth Fund*	X	X
JPMorgan International Opportunities Fund*	X	X		X	X
JPMorgan International Realty Fund (effective upon the effectiveness of the Fund’s registration statement)	X		X	X					X
JPMorgan International Small Cap Equity Fund*	X	X		X	X
JPMorgan International Value Fund*	X	X	X	X	X
JPMorgan Intrepid America Fund	X		X	X					X

JPMorgan Intrepid European Fund*	X	X	X	X	X
JPMorgan Intrepid Growth Fund	X		X	X					X
JPMorgan Intrepid Long/Short Fund	X		X	X
JPMorgan Intrepid Multi Cap Fund	X		X	X
JPMorgan Intrepid Value Fund	X		X	X					X
JPMorgan Japan Fund*	X	X	X	X
JPMorgan Market Neutral Fund	X	X			X
JPMorgan Micro Cap Fund	X		X	X	X
JPMorgan Mid Cap Equity Fund	X			X
JPMorgan Growth Advantage Fund (JPMorgan Mid Cap Growth Fund until 8/17/05)	X	X	X	X
JPMorgan Mid Cap Value Fund	X	X	X	X	X
JPMorgan New York Tax Free Bond Fund	X	X	X	X	X
JPMorgan Real Return Fund	X		X	X	X
JPMorgan Short Term Bond Fund II^	X			X			X
JPMorgan Short Term Bond Fund^	X			X	X
JPMorgan Small Cap Core Fund				X
JPMorgan Small Cap Equity Fund	X	X	X	X					X
JPMorgan SmartRetirement Income Fund	X		X	X	X
JPMorgan SmartRetirement 2010 Fund	X		X	X	X
JPMorgan SmartRetirement 2015 Fund	X		X	X	X
JPMorgan SmartRetirement 2020 Fund	X		X	X	X
JPMorgan SmartRetirement 2030 Fund	X		X	X	X
JPMorgan SmartRetirement 2040 Fund	X		X	X	X
JPMorgan Strategic Income Fund (JPMorgan Global Strategic Income Fund* until 6/16/06)	X	X	X	X	X		X
JPMorgan Strategic Small Cap Value Fund	X		X	X
JPMorgan Tax Aware Core Equity Fund				X
JPMorgan Tax Aware Disciplined Equity Fund					X
JPMorgan Tax Aware Diversified Equity Fund				X
JPMorgan Tax Aware Enhanced Income Fund^	X			X	X
JPMorgan Tax Aware International Fund				X

B - 1

	Class A	Class B	Class C	Select	Institutional	Ultra	Class M	Investor	Class R
JPMorgan Intrepid International Fund *	X		X	X	X
JPMorgan Tax Aware Large Cap Growth Fund				X
JPMorgan Tax Aware Large Cap Value Fund (to be renamed JPMorgan Equity Income II Fund as of 9/15/06)				X
JPMorgan Tax Aware Real Return Fund	X		X	X	X
JPMorgan Tax Aware Short-Intermediate Income Fund				X	X
JPMorgan Tax Aware U.S. Equity Fund	X	X	X	X	X
JPMorgan U.S. Equity Fund	X	X	X	X	X	X			X
JPMorgan U.S. Large Cap Core Plus Fund	X		X	X	X				X
JPMorgan U.S. Small Company Fund				X	X
JPMorgan Value Advantage Fund	X		X	X	X
Undiscovered Managers Small Cap Growth Fund	X				X
Undiscovered Managers Behavioral Growth Fund	X	X	X		X			X
Undiscovered Managers Behavioral Value Fund	X	X	X		X
JPMorgan Realty Income Fund (Undiscovered Managers REIT Fund until 12/31/05)	X	X	X		X				X

Money Market Funds

	Capital	Institutional	Agency	Premier	Morgan	Reserve	Class B	Class C	Cash Management	E*TRADE
JPMorgan 100% U.S. Treasury Securities Money Market Fund	X	X	X	X	X	X
JPMorgan California Municipal Money Market Fund					X					X
JPMorgan Federal Money Market Fund		X	X	X	X	X
JPMorgan New York Municipal Money Market Fund					X	X				X
JPMorgan Prime Money Market Fund	X	X	X	X	X	X	X	X	X
JPMorgan Tax Free Money Market Fund		X	X	X	X	X

B - 2